Longboard

MANAGED FUTURES

STRATEGY

Fund

Longboard Managed Futures Strategy Fund (the “Fund”)

a series of Northern Lights Fund Trust II (the “Trust”)

CLASS A SHARES (SYMBOL: WAVEX)

CLASS I SHARES (SYMBOL: WAVIX)

Supplement dated January 20, 2016

to the Prospectus and Statement of Additional Information (“SAI”)

dated October 1, 2015

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

Pursuant to guidance from the U.S. Securities and Exchange Commission, as the Fund was originally classified as non−diversified but has been managed as a diversified fund since its inception on June 27, 2012, the Fund’s classification has changed from a non−diversified fund to a diversified fund effective January 20, 2016. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. Further, the classification change to a diversified fund may cause the Fund to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer. The Trust is organized as a Delaware statutory trust.

Effective January 20, 2016, the Fund’s Prospectus is hereby revised as follows:

1.	The risk entitled “Non-Diversified Portfolio Risk” of the section entitled “Summary Section—Principal Risks” of the Fund’s Prospectus is hereby deleted in its entirety.

2.	The risk entitled “Non-Diversified Portfolio Risk” of the section entitled “Principal Risks of Investing in the Fund” of the Fund’s Prospectus is hereby deleted in its entirety.

Effective January 20, 2016, the Fund’s SAI is hereby revised as follows:

1.	The first sentence of the third paragraph in the section entitled “The Trust” is hereby deleted in its entirety and replaced with the following:

The Fund is a diversified series of the Trust.

2.	Under the heading “Fundamental Investment Limitations,” the following is added:

The Fund may not:

8. Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.

You should read this Supplement in conjunction with the Prospectus and SAI dated October 1, 2015, as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7540.